EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Superior Oil & Gas Co. (the “Company”) on Form 10-Q for the quarter ended June 30, 2009, as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, B.J. Sparks, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  August 18, 2009

/s/ B.J. Sparks
B.J. Sparks
Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Superior Oil & Gas Co. and will be retained by Superior Oil & Gas Co. and furnished to the Securities and Exchange Commission or its staff upon request.